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Exhibit 10-41-1

EXECUTION COPY

AMENDMENT
Dated as of March 10, 2003
to
Agreement Regarding Various Matters Involving or Affecting Rates for Electric Service Offered by Commonwealth Edison Company Dated as of March 3, 2003

        THIS AMENDMENT (this "Amendment") is entered into this 10th day of March among the parties indicated on the signature pages below (collectively, the "Parties").

Preliminary Statement

        The Parties are parties to an Agreement Regarding Various Matters Involving or Affecting Rates for Electric Service Offered by Commonwealth Edison Company Dated as of March 3, 2003 (the "Original Agreement"), which the Parties desire to amend. Thus, the Parties, intending to be legally bound and acknowledging the benefit to be derived from the mutual promises contained herein, agree as follows:

        1.    Extension of Effectiveness Deadline.

        The Parties have agreed to extend the deadline for effectiveness of the Original Agreement from March 21, 2003 until March 28, 2003. As a result, the reference to "March 21, 2003" in Sections 5 (1999 Delivery Service Case) and 14(b) (Approval and Support, and Effectiveness of, this Agreement—Effectiveness) shall be changed to read "March 28, 2003".

        2.    Extension of MVEC Date.

        The Parties have agreed to extend the MVEC dates in the Original Agreement from April 21, 2003 until April 28, 2003. As a result, the references to "April 21, 2003" in the text of Section 2(d) (Market Value Index—Procedure) and in the table in Section 2(f) (Multi-Year MVEC/CTC Set) shall be changed to read "April 28, 2003."

        3.    Original Agreement.

        The Original Agreement, as amended by this Amendment, is hereby confirmed in all respects.

        4.    Execution.

        This Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        5.    Authority.

        Each of the undersigned individuals (other than the individual signing on behalf of the City of Chicago, who makes no such representation or warranty) represents and warrants that he or she has the right and authority to enter into this Amendment and to bind the Party on whose behalf he or she has signed.

[signature pages follow]

[Signature page to Amendment Dated as of March 10, 2003 to
Agreement Regarding Various Matters Involving or Affecting Rates for Electric Service Offered
by Commonwealth Edison Company
Dated as of March 3, 2003]

Dated this 10th day of March, 2003.

Commonwealth Edison Company

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  Exhibit 10-41-1